EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Journal Register Company (the "Company") on Form 10-K for the period ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean B. Clifton, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jean B. Clifton

Jean B. Clifton
Executive Vice President, Chief Financial Officer and Secretary
March 27, 2003



A signed original of this written statement required by Section 906 has been provided to Journal Register Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.